CENTRAL VALLEY COMMUNITY BANK
SURVIVOR INCOME PLAN
Pursuant to due authorization by its board of directors, the undersigned duly authorized officer of Central Valley Community Bank (the “Employer”), did constitute, establish and adopt the following Survivor Income Plan (the “Plan”), effective as of July 21, 2021.
The purpose of this Plan is to retain and reward certain executives of the Employer by providing death benefits to their designated beneficiaries. The Employer will pay the death benefits from its general assets, but only so long as one of its general assets is a life insurance policy on the Participant’s life.
ARTICLE 1
DEFINITIONS
    Whenever used in this Plan, the following terms shall have the meanings specified:
1.1.“Administrator” means the Board or such committee or person as the Board shall appoint.
1.2.“Beneficiary” means each designated person, or the estate of the deceased Participant, entitled to benefits, if any, upon the death of the Participant.
1.3.“Beneficiary Designation Form” means the form established from time to time by the Administrator that the Participant completes, signs and returns to the Administrator to designate one or more Beneficiaries.
1.4.“Board” means the Board of Directors of the Employer.
1.5.“Claimant” means a person who believes that he or she is being denied a benefit to which he or she is entitled hereunder.
1.6.“Director” means a person who is, as of the date the person is selected to participate in the Plan, a member of the Board of Directors of the Employer.
1.7.“Employee” means a person who is, as of the date the person is selected to participate in the Plan, an employee of the Employer.
1.8.“Participant” means an Employee or Director (i) who is selected to participate in the Plan after meeting the Plan’s eligibility requirements, (ii) who elects to participate in the Plan, (iii) who signs a Participation Agreement Form and a Beneficiary Designation Form, (iv) who agrees to complete insurance forms and undergo any physical as may be requested by the Employer (v) whose signed Participation Agreement Form and Beneficiary Designation Form are accepted by the Administrator, (vi) who commences participation in the Plan, and (vii) whose participation has not terminated.

1.9.“Participation Agreement Form” means the form required by the Administrator of an eligible Employee to indicate acceptance of participation in this Plan.
1.10.“Separation from Service” means the complete termination of the Participant’s service to the Employer, whether as an employee, director, or independent contractor, for reasons other than death.
ARTICLE 2
PARTICIPATION
2.1    Selection by Administrator. Participation in the Plan shall be limited to those Employees and Directors selected by the Administrator, in its sole discretion, to participate in the Plan. Participation in the Plan shall be limited to a select group of directors, management, or highly compensated employees of the Employer.
2.2    Enrollment Requirements. As a condition to participation, and in addition to the requirements in Section 2.1, each selected Employee shall complete, execute and return to the Administrator (i) a Participation Agreement Form, (ii) a Beneficiary Designation Form and (iii) insurance forms and physicals as requested by the Employer. In addition, the Administrator may establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.
2.3    Eligibility; Commencement of Participation. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Administrator, that Employee will become a Participant, be covered by the Plan and will be eligible to receive benefits at the time and in the manner provided hereunder, subject to the provisions of the Plan.
2.4    Termination of Participation. A Participant’s rights under this Plan shall automatically cease and his or her participation in this Plan shall automatically terminate if the Plan or any Participant’s rights under the Plan are terminated in accordance with Articles 4 or 8 or if the Participant notifies the Employer in writing that the Participant wishes to withdrawal participation under the Plan.
ARTICLE 3
SURVIVOR INCOME BENEFIT
If a Participant dies prior to Separation from Service, the Participant’s Beneficiary shall be entitled to receive the death benefit shown on the Participant’s Participation Agreement Form. The Employer shall pay this benefit in a lump sum within ninety (90) days following the Participant’s death. If a Participant dies after Separation from Service, the Participant’s Beneficiary shall not be entitled to any benefit.
ARTICLE 4
GENERAL LIMITATIONS

No benefit shall be distributed to a Participant’s Beneficiary if an insurance company which issued a life insurance policy covering the Participant and owned by the Employer denies coverage (i) for material misstatements of fact made by the Participant on an application for such life insurance, or (ii) for any other reason.
ARTICLE 5
BENEFICIARIES
5.1    Designation of Beneficiaries. A Participant may designate any person to receive any benefits payable under the Agreement upon the Participant’s death, and the designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the Participant, shall be in the form prescribed by the Administrator and shall be effective only when filed in writing with the Administrator during the Participant’s lifetime. If the Participant names someone other than the Participant’s spouse as a Beneficiary, the Administrator may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Administrator, executed by the Participant’s spouse and returned to the Administrator. The Participant’s beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Participant or if the Participant names a spouse as Beneficiary and the marriage is subsequently dissolved.
5.2    Absence of Beneficiary Designation. In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, and subject to the conditions within Section 5.1, the Employer shall pay the benefit payment to the Participant’s spouse. If the spouse is not living then, the Employer shall pay the benefit payment to the Participant’s living descendants per stirpes, and if there are no living descendants, to the Participant’s estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer and Administrator may rely conclusively upon information supplied by the Participant’s personal representative, executor, or administrator.
5.3    Facility of Payment. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Administrator may make such distribution: (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence; or (ii) to the conservator or administrator or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Employer and the Administrator from further liability on account thereof.
ARTICLE 6
ADMINISTRATION
6.1    Administrator Duties. The Administrator shall be responsible for the management, operation, and administration of the Plan. When making a determination or calculation, the Administrator shall be entitled to rely on information furnished by the Employer, Participants or Beneficiaries. No provision of this Plan shall be construed as imposing on the Administrator any fiduciary duty under ERISA or other law, or any duty similar to any fiduciary duty under ERISA or other law.

6.2    Administrator Authority. The Administrator shall enforce this Agreement in accordance with its terms, shall be charged with the general administration of this Plan, and shall have all powers necessary to accomplish its purposes.
6.3    Binding Effect of Decision. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation or application of this Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in this Plan.
6.4    Compensation, Expenses and Indemnity. The Administrator shall serve without compensation for services rendered hereunder. The Administrator is authorized at the expense of the Employer to employ such legal counsel and recordkeeper as it may deem advisable to assist in the performance of its duties hereunder. Expense and fees in connection with the administration of this Plan shall be paid by the Employer.
6.5    Necessary Information. The Employer shall supply full and timely information to the Administrator on all matters relating to the Participants’ death, Separation from Service, and such other information as the Administrator reasonably requires.
ARTICLE 7
CLAIMS AND REVIEW PROCEDURE
7.1    Claims Procedure. A Claimant who has not received benefits under the Plan that he or she believes should be paid shall make a claim for such benefits as follows:
(a)    Initiation – Written Claim. The Claimant initiates a claim by submitting to the Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.
(b)    Timing of Administrator Response. The Administrator shall respond to such Claimant within ninety (90) days after receiving the claim. If the Administrator determines that special circumstances require additional time for processing the claim, the Administrator can extend the response period by an additional ninety (90) days by notifying the Claimant in writing, prior to the end of the initial ninety (90) day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Administrator expects to render its decision.
(c)    Notice of Decision. If the Administrator denies part or all of the claim, the Administrator shall notify the Claimant in writing of such denial. The Administrator shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth: (i) the specific reasons for the denial; (ii) a reference to the specific provisions of the Plan on which the denial is based; (iii) a description of any additional information or material necessary for the Claimant to perfect the claim and an explanation of why it is needed; (iv) an explanation of the Plan’s review procedures and the time limits applicable to such procedures; and (v) a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
7.2    Review Procedure. If the Administrator denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Administrator of the denial, as follows:
(a)    Initiation – Written Request. To initiate the review, the Claimant, within sixty (60) days after receiving the Administrator’s notice of denial, must file with the Administrator a written request for review.
(b)    Additional Submissions – Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Administrator shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits.
(c)    Considerations on Review. In considering the review, the Administrator shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.
(d)    Timing of Administrator’s Response. The Administrator shall respond in writing to such Claimant within sixty (60) days after receiving the request for review. If the Administrator determines that special circumstances require additional time for processing the claim, the Administrator can extend the response period by an additional sixty (60) days by notifying the Claimant in writing, prior to the end of the initial sixty (60) day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Administrator expects to render its decision.
(e)    Notice of Decision. The Administrator shall notify the Claimant in writing of its decision on review. The Administrator shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth: (i) the specific reasons for the denial; (ii) a reference to the specific provisions of the Plan on which the denial is based; (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits; and (iv) a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a).
ARTICLE 8
AMENDMENTS AND TERMINATION
8.1    Amendment. The Employer may amend the Plan with respect to a Participant at any time prior to such Participant’s death by providing written notice of such to the Participant.

8.2    Termination Without Notice. This Plan shall terminate with respect to a Participant, without notice, upon (i) the performance of the Plan’s terms following the Participant’s death, or (ii) the Participant’s Separation from Service.
8.3    Termination With Notice. The Employer may terminate this Plan with respect to a Participant at any time prior to such Participant’s death or Separation from Service by providing written notice of such to the Participant.
ARTICLE 9
MISCELLANEOUS
9.1    No Effect on Other Rights. This Plan constitutes the entire agreement between the Employer and the Participants as to the subject matter hereof. No rights are granted to the Participants by virtue of this Agreement other than those specifically set forth herein. Nothing contained herein will confer upon the Participants the right to be retained in the service of the Employer nor limit the right of the Employer to discharge or otherwise deal with the Participants without regard to the existence hereof.
9.2    State Law. To the extent not preempted Federal law, the provisions of this Plan shall be construed and interpreted according to the internal law of the State of California without regard to its conflicts of laws principles.
9.3    Nonassignability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4    Unsecured General Creditor Status. Payment to any Beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be part of the general, unrestricted assets of the Employer and no person shall have any interest in any such asset by virtue of any provision of this Plan. The Employer’s obligation hereunder shall be an unfunded and unsecured promise to pay money in the future.
9.5    Notice. Any notice, consent or demand required or permitted to be given to the Employer or Administrator under this Plan shall be sufficient if in writing and hand-delivered or sent by registered or certified mail to the Employer’s principal business office. Any notice or filing required or permitted to be given to a Participant or Beneficiary under this Plan shall be sufficient if in writing and hand-delivered or sent by mail to the last known address of the Participant or Beneficiary, as appropriate. Any notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or on the receipt for registration or certification.
9.6    Headings and Interpretation. Headings and sub-headings in this Plan are inserted for reference and convenience only and shall not be deemed part of this Plan. Wherever the fulfillment of the intent and purpose of this Plan requires and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.7    Coordination with Other Benefits. The benefits provided for the Participant or the Beneficiary under this Plan are in addition to any other benefits available to the Participant under any other plan or program of the Employer. This Plan shall supplement and shall not supersede, modify, or amend any other such plan or program except as may otherwise be expressly provided herein.
9.8    Inurement. This Plan shall be binding upon and shall inure to the benefit of the Employer, their successors and assigns, and the Participant, the Participant’s successors, heirs, executors, administrators, and the Beneficiary.
9.9    No Third Party Beneficiary. This Plan does not confer any rights or benefits upon any unknown or unnamed third parties.
IN WITNESS WHEREOF, the Employer adopts this Plan as of the date indicated above.
Central Valley Community Bank

By: _____________________________________
    David A. Kinross

Title:_EVP CFO____________________________

CENTRAL VALLEY COMMUNITY BANK
SURVIVOR INCOME PLAN
Participation Agreement Form

    I, _____________________, an eligible Employee/Director as determined in Section 2.1 of Survivor Income Plan (the “Plan”) dated July 21, 2021 hereby elect to become a Participant of the Plan in accordance with Section 2.2 of the Plan. Additionally, I acknowledge that I have read the Plan document and agree to be bound by its terms.

    Death Benefit: $225,000

    Executed this _______________ day of __________________, 2021.

                            Participant

Received by the Administrator this ________ day of ___________________, 2021.

By:    _________________________________

Title:    _________________________________

CENTRAL VALLEY COMMUNITY BANK
SURVIVOR INCOME PLAN
Beneficiary Designation
I, _________________, designate the following as Beneficiary under this Plan:
Primary
____________________________________________________________________________________    _______%
____________________________________________________________________________________    _______%
Contingent
____________________________________________________________________________________    _______%
____________________________________________________________________________________    _______%
I understand that I may change this beneficiary designation by delivering a new written designation to the Administrator, which shall be effective only upon receipt by the Administrator prior to my death. I further understand that the designation will be automatically revoked if the Beneficiary predeceases me or if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.
Signature:    _______________________________        Date:    _______
______________________________________________________________________________
SPOUSAL CONSENT (Required only if Administrator requests and someone other than spouse is named Beneficiary)

I consent to the beneficiary designation above. I also acknowledge that if I am named Beneficiary and my marriage is subsequently dissolved, the beneficiary designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date:
______________________________________________________________________________

Received by the Administrator this ________ day of ___________________, 2021
By:    _________________________________

Title:    _________________________________